As filed with Securities and Exchange Commission on October 30, 2007

Registration No. 2-66073

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1a

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        X
POST-EFFECTIVE AMENDMENT NO. 33               X

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                        AMENDMENT NO. 33                      X

NRM INVESTMENT COMPANY
(Exact Name of Registrant as Specified in Charter)

Rosemont Business Campus
Suite 112, Building 3 - 919 Conestoga Road
Rosemont, Pennsylvania 19010
(Address of Principal Executive Offices)
Registrant's Telephone Number:   (610) 527-7009

John H. McCoy, President, NRM Investment Company
Rosemont Business Campus
Suite 112, Building 3 - 919 Conestoga Road
Rosemont, Pennsylvania 19010
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
 ______  immediately upon filing pursuant to paragraph (b)
                on [date] pursuant to paragraph (b)
     X        60 days after filing pursuant to paragraph (a)(1)
______  on [date] pursuant to paragraph (a)(1)
 ______  75 days after filing pursuant to paragraph (a)(2)
______  on [date] pursuant to paragraph (a) of Rule 485

DECLARATION PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section (a) (1) of Rule 24f-2.  The Rule 24f-2 Notice for the Registrant's fiscal year ending August 31, 2007 was filed on October 30, 2007, and the notice for the current fiscal year ending August 31, 2008 will be filed no later than October 30, 2008.

NRM INVESTMENT COMPANY

Rosemont Business Campus, Rosemont, Pennsylvania 19010

NRM Investment Company (the “Company”) is a no-load, open-end, diversified investment company. Its primary objective is to maximize and distribute income and gains on a current basis. Its secondary objective is preservation of capital.

The Company’s strategy in reaching its objectives is to invest in a wide variety of securities in furtherance of realizing distributable income and without being limited in investment choice except as provided in the Investment Company Act, the Internal Revenue Code or other controlling legislation, rule or decision. In making investment choices the Board and adviser will also attempt to achieve the secondary objective of preserving capital.

The Company traditionally has invested more than one-half of its portfolio, in municipal bonds issued or guaranteed by state and local governments. For the immediate future it will continue with that strategy to realize and distribute income free from federal income tax. It will invest the balance of the fund in cash equivalents producing interest, and preferred stock producing dividends qualifying for a fifteen percent maximum tax under current federal income tax provisions. However the board and investment adviser, at any time and without additional shareholder approval may invest in securities other than municipals for amounts in excess of one half of the portfolio and other than preferred stock to achieve the primary goal of maximizing income, with the consequence that all income distributions will be taxable, including the income the Company obtains from municipal bonds.

This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing.  Investors should read this Prospectus and retain it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company.  This Prospectus does not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.
December 30, 2007

SUMMARY OF OBJECTIVES, STRATEGIES AND RISKS	1

(1) Primary Objectives	1
(2) Secondary Objectives	1
(3) Investment Strategies	2

DESCRIPTION OF SECURITIES	3

Current Investments	3
(1) Municipal Bonds - Currently Available Securities	3
(2) Municipal Bonds - When Issued Securities	3
(3) Other Tax Free Investments Excluded	4
(4) Preferred Shares	4
Alternate Investments	5
(5) Common Shares	5
(6) Derivatives	6

RISKS OF INVESTING IN THE FUND	8

PERFORMANCE	9

Table	9
Annual Total Return – 10 Years	9
Bar Chart	10
Plot Points for NRM Investment Company Graph	11
Line Chart	12
After Tax Total Return Fiscal Year	13
NRM Investment Company - Total Return Calculations	13

FEES AND EXPENSES OF THE COMPANY	14

Annual Fund Operating Expenses	14
Portfolio Turnover	15

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	16

MANAGEMENT OF THE COMPANY	17

Investment Adviser	17

PENDING LEGAL PROCEEDINGS	19

Capital Stock	21

SHAREHOLDER INFORMATION	22

Pricing of Shares	22
Purchase of Shares	22
Redemption of Fund Shares	23
In General	23
Frequent Purchases and Redemptions	24
Dividends	24
Taxes	25

FINANCIAL HIGHLIGHTS	27

APPLICATION FORM: NRM INVESTMENT COMPANY	29

Terms and Conditions	30

[PROSPECTUS OUTSIDE BACK COVER]	31

SUMMARY OF OBJECTIVES, STRATEGIES AND RISKS

(1) Primary Objectives

The Company’s primary objective is to maximize and distribute income available for use by its shareholders. To achieve this objective, it will for the foreseeable future invest in a portfolio producing income which is free from federal income tax, or taxed at relatively low rates under current Internal Revenue Code provisions. Immediately it will invest at least half of its assets in state and municipal bonds, the income from which is exempt from federal income tax to the Company, in small amounts of cash or equivalents for temporary holding, and the rest in preferred stock the dividends from which qualify for a maximum 15% tax rate under current federal tax provisions.  Presently approximately 56% of the Company’s assets remains invested in state and municipal bonds, just over 43% in preferred stock, and the balance in cash.

However, the Company in conjunction with its adviser has concluded that to achieve its principal objective of achieving the greatest total, after tax return from investments, it may without additional shareholder approval purchase any kind of security that will achieve this objective. It may therefore invest in securities, including, without limitation, stocks of corporations of small, mid and large capitalizations across all sectors and from non-rated or below investment quality grade to highly rated; parallel investments in non-corporate entities;  bonds issued by foreign, federal, state or local governments; derivatives including futures, indexes, options, warrants, and swap contacts; securities of other investment companies, commodities of any kind; and convertible bonds and preferred stock.

(2) Secondary Objectives

The Fund's secondary objective is to preserve capital. Thus, in selecting the investments to maximize income, the directors and adviser plan to invest the majority of the portfolio in instruments of at least investment grade quality according to recognized rating services. However this objective is not emphasized over income production and, should the opportunity be present, the Company will invest in a wide variety of more speculative securities to achieve its primary objective including (without limitation), commodities, derivatives based upon recognized financial indexes deemed suitable to the Company and its adviser and other financial instruments deemed appropriate from time to time.

(3) Investment Strategies

To accomplish the foregoing objectives, the Company has employed an investment advisory firm that acts through an Investment Selection Committee (“Committee”) to be aware of and analyze worldwide market conditions that affect the Company’s income production objective. The Committee members consider economic, political and social events in the United States and abroad including such factors as current interest rate yields, stock market valuation levels, and diversification. They will also consider valuations and events peculiar to target companies issuing those securities, the risks entailed, and their growth potential to achieve a total return. The Committee’s fixed income manager attends the Company’s regular meetings and advises its directors.

To achieve the Company’s secondary objective of preserving capital, the Committee will be aware of and analyze the state and municipal bond market and will initially recommend bonds with stated maturities from purchase in the intermediate range of five to twelve years, with competitive rates, with little risk of principal and rated "A" or better by Standard & Poor or Moody's rating service.  Regarding equities, NRM will invest only in preferred stocks considered investment grade by either of the two major rating agencies, Moody’s and Standard & Poor’s.   A key part of the investment analysis will focus on those long term fundamental factors that measure the level and predictability of each issuer’s ability to generate cash in the future.  Future payment of timely interest and principal payments is highly dependent upon the issuer’s ability to generate sufficient cash especially in economic scenarios adverse to the issuer’s particular circumstances.

However investors must be aware that only the Committee’s initial recommendations will follow the Company’s past practices of investing more than half of its portfolio in municipals with minimum risk. Its long-term objects and strategy are to focus on income. Accordingly the Company, following the Committee’s advice or the Committee acting with blanket authority from the Company’s board of directors may at any time on its own initiative change from the initial or like investments to more speculative ones to achieve the primary object of income realization.

For both taxable and non-taxable investments, the adviser takes into account information contained in publications and advice from outside sources such as brokerage firms to make its recommendations.

 DESCRIPTION OF SECURITIES
Current Investments

(1) Municipal Bonds - Currently Available Securities

The Company currently invests in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities, the interest from which, in the opinion of counsel to the issuer, is exempt from federal income tax.  Generally, municipals with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates than are municipals with shorter maturities and lower yields.

The two principal classifications of municipal bonds are “general obligation" and "revenue" or "special obligation" bonds.   General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.  Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed.  Qualified private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the municipal issuer of such bonds; instead they are dependent for the payment of principal and interest on the credit standing of the private corporate user of the facility. The portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

(2) Municipal Bonds - When Issued Securities

The Company may purchase Municipal Bonds on a “when-issued” or delayed delivery basis for delivery at a future specified date at a stated price and yield.  The Company would generally not pay for such securities or start earning interest on them until they are received.  The Company records when-issued securities as an asset on the date of the purchase commitment.  Thereafter the securities are subject to changes in value based upon changes in the general level of interest rates.  To the extent that the Company remains substantially fully invested at the same time that it has purchased  "when-issued" or delayed delivery securities, as it would generally do, there will be greater fluctuations in its net assets than if the Company set aside cash to satisfy its purchase commitment.

If the Company sells a "when-issued" or delayed delivery security before delivery, any gain or loss would not be tax-exempt.   When the Company engages in "when-issued" or delayed delivery transactions, it relies on the seller to consummate the trade.    Failure of the seller to do so may result in the Company incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

The risks of investing in the Company's portfolio in any municipal issue include the economic condition of the municipalities that issue the bonds the Company buys. The issuer may fail to make principal payment or payment on time or its issue may lose its tax status. Interest rates change constantly and most often affect the value of the bonds. Normally if rates increase, the value of the portfolio decreases.

(3) Other Tax Free Investments Excluded

Because of tax and financial risks inherent in advance refunding bonds, 501(c)(3) bonds, blind pools and so called gray box and black box issues, the Company does not plan to invest in these instruments.

(4) Preferred Shares

Preferred stock is an equity security since it represents ownership in a corporation but has features of both equity and debt securities.  Like a bond, preferred stock is usually issued as a fixed income security with a fixed dividend.  Its price tends to fluctuate with changes in interest rates rather than the issuing company’s business prospects unless, of course, dramatic changes occur in the company’s credit quality.  Preferred stock has two advantages over common shares. First, when a company declares dividends, owners of preferred stock receive their dividends before common stockholders.  Second, if a corporation goes bankrupt, preferred stockholders have a priority claim over common stockholders on the assets remaining after creditors have been paid.

The market value of preferred stocks is subject to three primary risks.  Like equity securities, preferred stocks may increase or decrease in value based upon the business prospects of the company.  Like a bond, preferred stocks may increase or decrease in value based upon the underlying changes in the interest rate environment.  If rates decline, the value of the stock may increase.  If rates increase, the value of the stock may decline.  Finally, also like bonds, preferred stocks are subject to credit quality risk.  A reduction in the stock’s credit quality rating by a major rating agency would likely result in some price deterioration.

Alternate Investments

Should the Company’s directors or its adviser determine that it should change its investment program to achieve its primary objective of income realization, it may invest in any of the following:

(5) Common Shares

Shares of corporate stock represent ownership of a corporation which participates in profits by way of dividends after payment of preferred stock obligations, if any. The dividends are generally taxable by the federal government and state governments that impose an income tax. In the event of dissolution, it is the last to share in property of the dissolved corporation. Such shares are issued by corporations of small, mid and large capitalizations, foreign or domestic, across all sectors of industry and from non-rated or below investment quality grade to highly rated. Entities other than corporations but which are represented by shares or share-like substitutes such as a limited liability company or publicly traded trusts are also included in this investment description. Mutual funds designed to hold issues of other corporations are themselves issuers of common shares. To the extent the Company invests in mutual funds there will be a duplication of management fees which will also tend to lower income from investments and annual returns.

The risks in investing in common shares reflect domestic or worldwide economic, political or social events, adverse general market conditions that change frequently and cannot be predicted with accuracy, adverse industry or sector conditions, and adverse factors relating to the particular stock issuer in question such as loss of financial strength, loss of competitive advantages in the marketplace, and accompanying downgrades by rating agencies. The risk is generally greater when investing in small or mid-sized corporations which are more vulnerable to adverse conditions and the risk is still greater when the portfolio holding the shares is non-diversified. If the shares are in foreign corporations, the risk is still greater because of responses to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability.

In an effort to minimize risk and preserve capital the adviser’s Investment Selection Committee if investing in common shares will generally focus on company earnings as the driver of stock price. The Committee will emphasize consistency and predictability of earnings growth (and related dividend growth), share growth from general or sector economic conditions, and the selected company’s position in the industry. The Committee normally considers common shares if they meet the following criteria: they are rated “A” or better by a major rating company; they have a history of consistent earnings and dividend growth; the issuer is an industry leader with a capitalization of $5 billion or more and is listed on a major United States exchange; the Committee will consider purchasing common shares in another equity-owing mutual fund if the fund is rated four stars or better by Morningstar. Moreover, the directors or Committee would normally purchase shares or other instruments for investment and not for short term trading purposes. Nevertheless, such shares or instruments would be sold whenever the Company determines that it is no longer compatible with the Company’s objectives and purposes.

The Company emphasizes that risk-avoidance and capital preservation are secondary objectives. Accordingly if the Company believes greater income can be realized by decreasing the fraction of its common shares it may own at any time, meeting the above criteria it may sell and reinvest in common shares of lesser quality. There can be no assurance that the purchases or sales individually or as a group, will produce either income or gain.

(6) Derivatives

These are investments that depend for their value on other investments. Without attempting to be all-inclusive, they include such items as futures, indexes, options, warrants, and swap contacts. They may be used to realize income, carrying out the Company’s primary objective, or as a hedging tool to preserve capital and thereby carry out its secondary objective. Currently the Company has no derivatives in its portfolio.

There are special risks in investing in derivatives. Because of the numerous factors going into the price it is difficult for the most experienced trader to predict price movements which are often volatile. A significant additional risk with a purchasing and maintaining a derivative is the frequent use of leverage whereby losses can be magnified.

(7) Other Investments

The Company will consider the purchase of commodities and convertible bonds. Commodities are ordinarily speculative investments involving the purchase or sale of a staple for future delivery. The risks are similar to those of a derivative in that many contracts are leveraged and numerous and difficult to predict factors account for the contract price at any given time.

As a temporary investment or to maintain liquidity, the Company may hold a portion of its assets in cash or invest in any one or a combination of the following: investment grade debt securities; money market instruments, maturing in 12 months or less, such as domestic bank certificates of deposit (of domestic banks which are insured by the Federal Deposit Insurance Corporation and have total assets at the time of purchase of $1.5 billion); obligations of, or guaranteed by, the United States Government and  its agencies and instrumentalities; tax-exempt commercial paper and  municipal funds (subject to investment restrictions); and  repurchase  agreements entered into with domestic banks where the underlying securities are any of the foregoing. These investments normally produce lower returns than the municipal bonds, common and preferred shares, and other investments explained under the preceding heading and accordingly will lower the income from investment operations and average annual returns for measuring periods. To the extent the Company invests in money market instruments or municipal funds there will be a duplication of management fees which will also tend to lower income from investments and annual returns.

To achieve its primary objective of income, the Company may also invest a portion of its assets in instruments described in the preceding paragraph but which do not have the quality-related restrictions stated therein.

A description of the Company’s policies and procedures with respect to the disclosure of the Company’s portfolio securities is available in the Company’s Statement of Additional Information.

RISKS OF INVESTING IN THE FUND

Generally the risks associated with the Company's investments in tax-free obligations involve the financial conditions of the state or municipal issuers. Changes in economic conditions or the policies of the issuers could have a significant effect upon the value of the securities that the Company owns.  Further, market rates of interest have a direct bearing upon the value of the Company's securities regardless of the status of the issuers.  The Company depends upon counsel for municipal issuers to opine upon the tax-free status of the investments.  A risk inherent in investing in municipal issues is that the Internal Revenue Service may assert that the issue is not tax free, or if initially tax-free may have since lost qualified status.

The investments the Company makes other than in tax-free bonds will be subject to all of the market risks generally associated with conditions within the issuer, within the issuer's industry or sector, or within the economy as a whole. Although the Company will purchase only such investments, as the adviser believes to be undervalued, there is no certainty that this objective will be met.

An additional risk is the remaining liability of the Company itself for activities it conducted before it became an investment company. As shown under the heading of PENDING LEGAL PROCEEDINGS, a matter involving environmental issues is pending with respect to the Company's activities when it was an operating steel processing plant. There were like proceedings in the past, settled or successfully resisted. The United States Environmental Protection Agency has made inquiry about still another matter, the materiality of which is unknown.  The pending matter is considered material. Presently counsel for the Company has determined that the Company's remaining share of a contracted obligation to clean the first phase of an environmentally damaged site will be $150,000 (“future costs”) plus the cost of liaison counsel and a special allocator. Based upon all the developed information and recent settlement negotiations between plaintiffs and the Company and between plaintiffs and others similarly situate, counsel for the Company now estimates the Company’s exposure in the litigation, including its ratable share of future costs is between $750,000 and $1,500,000 with $1,000,000 being counsel’s best estimate of additional liability.
Based upon counsel’s estimate, the Company has already reset its net asset value, taking that amount into account. The Company has a separate claim against the corporate successor to the NRM business, Worthington Industries. There is credible precedence in regard to this indemnity claim. During or following the principal litigation, it will pursue this claim vigorously. Based upon the foregoing or based upon other factors affecting the market generally or the Fund in particular, there is a risk of losing money by investing in the Fund.

PERFORMANCE

Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared to those of a broad-based securities market index.  How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return – 10 Years

NRM Investment Company Bar Chart
Period 12/31/97 through 12/31/06*
12/31/1997	7.09%
12/31/1998	5.68%
12/31/1999	-0.85%
12/31/2000	4.86%
12/31/2001	5.47%
12/31/2002	4.53%
12/31/2003	5.86%
12/31/2004	5.29%
12/31/2005	4.34%
12/31/2006	5.48%

Average Annual Total Returns (for period ending 12/31/06)	Past 1 Year	Past 5 Years	Past 10 Years
NRM Investment Co.	5.48%	5.10%	4.75%
Lehman Bros. Municipal	3.34%	4.05%	4.69%
5 Year Bond Index

* First 9 months of 2007 -8.09%  See Pending Litigation

Bar Chart

During the 10 year period shown in the bar chart, the highest annual return was 7.09% (year ended 12/31/97) and the lowest annual return was -0.85% (year ended 12/31/99).
During the 10 year period shown in the bar chart, the highest quarterly return was 4.25% (quarter ended 09/30/06) and the lowest quarterly return was -0.76% (quarter ended 12/31/99).

Average annual total returns (For period ended 12/31/06)	Past 1 Year	Past 5 Years	Past 10 Years

NRM Investment Company	5.48%	5.10%	4.75%

Lehman Bros. Municipal 5 YR	3.34%	4.05%	4.69%

Performance for the fund for the first nine months of 2007 is -8.09%.
Performance for the Lehman Bros. Municipal 5 YR Index for the same time period is 3.18%. See “Pending Litigation.”

Plot Points for NRM Investment Company Graph
(August 31, 1997 through August 31, 2007)

Period	NRM	INDEX*

1997	10,000	10,000
1998	10,784	10,682
1999	10,952	10,918
2000	11,080	11,507
2001	11,823	12,557
2002	12,343	13,185
2003	12,832	13,656
2004	13,549	14,330
2005	14,058	14,583
2006	14,677	14,914
2007	13,827	15,430

*Lehman Brothers 5 Year Municipal Bond Index

NRM Investment Company Total Return Calculation Through August 31, 2007

	Annualized Return	Ending Redeemable Value
		$1000 Invested

1 Year	-5.79%	$ 942.10

5 Year	2.30%	$ 1,120.25

10 Year	3.29%	$ 1,382.72

* Past performance is not predictive of future performance

Line Chart

After Tax Total Return Fiscal Year

For the one, five and ten year periods ended on August 31, 2007, the following material shows the Fund's average total return after taxes on distributions and after taxes on distributions and redemptions:

NRM Investment Company - Total Return Calculations

	TOTAL RETURN	TAX-EXEMPT	TAXABLE	TAXABLE	TAXABLE
Y/E	PER FINANCIALS	DIVIDENDS PER SH	ORDIN. DIVIDENDS	QUALIFIED DIV	CAP. GAINS DIVIDENDS
8/31/1998	7.84%	0.221	0		0.015
8/31/1999	1.56%	0.184	0		0.002
8/31/2000	1.17%	0.174	0.00244		0
8/31/2001	6.70%	0.210	0		0
8/31/2002	4.40%	0.164	0		0
8/31/2003	3.96%	0.146	0		0
8/31/2004	5.59%	0.103	0.006		0.009
8/31/2005	3.76%	0.061	0.007		0.13
8/31/2006	4.40%	0.086	0.0049	0.0188	0.0207
8/31/2007	-5.79%	0.064	0	0.0790	0.025

	AFTER TAX DIV.	NET ASSET VALUE	TOTAL RETURN FOR	AFTER TAX
Y/E	AVAILABLE	PER FINANCIAL	FINANCIAL	TOTAL RETURN
	FOR REINVEST	STATEMENTS	STATEMENTS
8/31/1998	0.2330	4.041	7.84%	7.77%
8/31/1999	0.1856	3.921	1.56%	1.55%
8/31/2000	0.1755	3.794	1.17%	1.16%
8/31/2001	0.2100	3.837	6.70%	6.70%
8/31/2002	0.1640	3.842	4.40%	4.40%
8/31/2003	0.1600	3.834	3.96%	3.96%
8/31/2004	0.1138	3.931	5.59%	5.54%
8/31/2005	0.1757	3.900	3.76%	3.66%
8/31/2006	0.1229	3.938	4.40%	4.14%
8/31/2007	0.1524	3.551	-5.79%	-6.16%

NRM Investment Company - Total Return Calculations

YEAR END	AFTER TAX AVERAGE TOTAL RETURN	AFTER TAX BASIS	SHARES HELD	GAIN(LOSS) ON REDEMPTION	AFTER TAXES GAIN (LOSS)	IF REDEEMED TOTAL RETURN

8/31/1998	3.42%	5.661	1.436	(0.562)	(0.477)	-8.617%	10 YEAR
8/31/1999
8/31/2000
8/31/2001
8/31/2002
8/31/2003	2.14%	4.567	1.188	(0.348)	(0.296)	-5.572%	5 YEAR
8/31/2004
8/31/2005
8/31/2006
8/31/2007	-6.16%	4.090	1.041	(0.395)	(0.336)	-14.681%	1 YEAR

After Tax returns are calculated using the historical highest individual federal marginal income tax rates that do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401K plans or individual retirement accounts.

FEES AND EXPENSES OF THE COMPANY

This table describes the expenses that you may pay if you buy and hold shares of the Fund. The Fund charges no shareholder fees, sales loads, exchange fee or redemption fees of any kind.

Annual Fund Operating Expenses

The following are expenses that are deducted from Fund Assets:

Management Fees                                        .30%1
Other Expenses                                            .92%2
Total Annual Fund Operating Expenses       1.22%

1 This percentage directly corresponds to the Fund’s contract with its investment advisor at an annual rate of .30% of the Fund’s portfolio value. The Fund does not impose sales charges of any kind.
2 Based on 2007 expenses divided by the 2007 fiscal year average asset value. These figures do not include a 7.40% loss attributable to environmental litigation, considered to be a non-recurring, extraordinary expense. See “Pending Litigation.”

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           One Year                        Three Years                             Five Years                               Ten Years
     $128                                $398                                         $687                                       $1,516

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly.  A more complete description of management fees is included in the prospectus under "MANAGEMENT OF THE COMPANY."

Portfolio Turnover

The Company will not be restricted in engaging in active and frequent trading of portfolio securities to achieve its principal investment strategies. In the current fiscal year ending August 31, 2007 its turnover rate was 18.0%.  In the year ending August 31, 2006 the turnover rate was 88.85%.  In the preceding three years the turnover rate had not exceeded 56.38%. To the extent the Company engages in trades it is likely that it will recognize gain which will increase the taxable income flowing through to the shareholders or loss which will decrease the net asset value of the Company and its shares. Trading in bonds will incur expenses measured by the difference between bid and asked prices; trading in other securities will incur commission expenses reducing net asset value.

In purchasing and selling municipal bonds, common and preferred shares, or other investments, the Company's Board of Directors will not be restricted except as previously set forth in this Prospectus and in the Statement of Additional Information.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

As explained later in this prospectus, under “Pending Legal Proceedings” the Company, during the fiscal year, determined that its exposure as a defendant to plaintiffs in pending environmental proceedings was capable of being quantified, and accordingly was “booked” meaning represented in its financials as an already incurred expense. It is important to remember when reading “Management’s Discussion” that it describes only investment based results and does not take damages arising from the environmental proceedings into account.

The past year in fixed income securities has been tumultuous to say the least.  The end of 2006 and beginning of 2007 were characterized by the euphoric sense that the Fed had engineered a soft landing and the tight credit spreads and flat yield curve were justified.  Then the combined effects of the housing recession and subprime mortgage debacle caused a significant correction in the economic and interest rate landscape.  What it meant for fixed income securities was a flight-to-quality where U.S. treasury securities garnered significant returns, while anything with credit exposure lagged significantly.  This included municipal bonds where the largest negative impact was seen in July and August of 2007 when the long end of the municipal yield curve sustained significant damage as arbitrage players left the market and retail investors demanded more yield for longer dated securities.

During the past year, the ten year treasury has ranged from a high of 5.29% in June of this year to a low of 4.43% in December of 2006.  As of 8/31/2007, the 10-year treasury yield was 4.53% only 20 basis points below the yield at the beginning of the fiscal year.  The taxable yield curve has steepened as the Federal Reserve began to show its pro-growth stance.  During this timeframe the municipal yield curve steepened more significantly than the taxable curve as the lack of long-end demand caused a pronounced backup in rates.  Given the recent correction and a more accommodative Fed, we believe the yield curve and credit spreads will see much less volatility for the remainder of 2007 than they saw in the first eight months.

The NRM portfolio has appreciated 2.97% during the last year.  The Lehman 5 year Municipal Bond Index is up 3.46% over the same time period. The NRM portfolio’s underperformance is mainly due to the negative absolute return over the time period for the QDI Preferred equity securities.  The volatility experienced in the markets recently has been most pronounced for financial services firms.  Given the high concentration of the preferred allocation to financial services companies, the underperformance was anticipated.  It is also important to note that since the addition of such preferred securities (e.g. since the beginning of 2006), the portfolio has turned in a positive 7.56% return which is 188 basis points higher than the index over that timeframe.  The municipal portfolio’s characteristics (yield, coupon, duration) remain strong when compared to the 5 year muni index with an average quality of AA1.  In addition, the qualified preferred equities offer significant after-tax income to the portfolio that should be realized in the stable interest rate environment we foresee in the coming year.

Going forward, we will continue to look to add incremental yield and after-tax income for the members of the NRM fund through both a top-down analysis of the economy and interest rate environment and by utilizing security selection decisions that offer relative value in the current sectors (municipals and preferred equities) employed by NRM.

MANAGEMENT OF THE COMPANY

The Company’s Board of Directors manages the business and affairs of the Company. The Company's by-laws provide for five directors and all positions are filled.  Two of the directors serving, namely John H. McCoy, Jr. and George W. Connell, are “interested persons" within the meaning of that term under the Investment Company Act of 1940. The sole compensation of the directors is $400 per meeting attended.  There are normally four meetings per year. The Statement of Additional Information contains the names of and the general background information concerning each director of the Company.

Investment Adviser

The Company’s traditional investment adviser had been Haverford Trust Company (“HTC”), a Pennsylvania state chartered commercial bank and trust company with its principal office at Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania. In January 2004 HTC organized a wholly owned Pennsylvania subsidiary corporation named Haverford Investment Management, Inc. (“HIM”) to perform advisory services. The Company’s Board subsequently approved the change of advisers from HTC to HIM.

HIM is an SEC registered investment adviser. It provides portfolio management services to its clients. Its officers are also officers of the parent HTC. HTC has over $3 billion under management. The Pennsylvania State Department of Banking and The Federal Reserve Bank of Philadelphia duly govern HTC.

HIM and HTC share various services such as investment research, accounting and operational services in addition to corporate offices.  A committee comprised of individuals employed by both HIM and HTC makes the investment decisions.

HIM will provide investment services to the Company on a fully discretionary basis. Its activities will include making purchases and sales of securities after considering the Board’s specific or blanket suggestions, the Company’s investment policies, the provisions of the Company's registration statement, the requirements of the Investment Company Act of 1940 and the requirements of the Internal Revenue Code of 1986.

Mr. George Connell, a 1958 graduate of the University of Pennsylvania and former first Vice President of Drexel Burnham Lambert, Incorporated, is HTC's director and sole shareholder. Mr. Joseph McLaughlin is HTC's president.  Mr. Connell and Mr. McLaughlin are senior officers of HIM. Until the Board adopted the change in advisers from HTC to HIM, the same individuals as senior officers of HTC were responsible to the directors for day-to-day purchases and sales out of and into the Company's portfolio.

In addition to being a principal of HTC and indirectly controlling HIM, Mr. Connell was formerly an organizer, a sole shareholder, chairman, chief executive officer and chief investment officer of Rittenhouse Financial Services (“RFS”), a firm that the John Nuveen Company acquired on September 1, 1997. Previously RFS was the Company’s adviser. Afterward he became the principal of HTC and has been involved in these financial entities since then.

In addition to being president of HTC, Mr. McLaughlin is its chief operating officer, serves on its Board of Directors, and is a member of the executive committee and its investment selection committee. He serves essentially the same positions with HIM.   Previously, he was vice president and manager of the Private Client Group of Rittenhouse Financial Services. Prior to joining HTC, he was a vice president at J.P. Morgan & Company and a manager at Peat, Marwick, Mitchell & Co. He is a Certified Public Accountant, serves on the Board of Directors of Philadelphia Hospitality, Inc.  and is a member of the Philadelphia Estate Planning Council. He is President of St. Joseph’s University Accounting Alumni Association and a member of the Board of Governors in the College of Business and Administration at St. Joseph’s University, from which he graduated.

Since November 27, 1992 (when RFS contracted to become the Company’s adviser), the members of the Company's Board of Directors (1) have reviewed or have had the opportunity to review at the quarterly meetings all purchases and sales of the Company's portfolio and (2) have directed RFS and its successors to maintain records. For non-advisory services, the Board also arranges for (3) the services of an independent certified public accountant; (4) custodial and transfer agency services; (5) the computation of net asset value by its non-auditing accountant and HIM (6) the providing of fidelity bond coverage; (7) the providing of other administrative services and facilities necessary to conduct the Company's business; and (8) the providing of certain legal and auditing services necessary to comply with federal securities laws.  The Company assumes all expenses therefore.

For the services provided by HIM, the Company pays it, in quarterly installments, at the annual rate of .3% the fair market value of the portfolio measured quarterly.

PENDING LEGAL PROCEEDINGS

The United States Environmental Protection Agency (“EPA”) identified the Company as one of several potentially responsible persons (“PRP”) in respect to environmental harm to a farm denoted as “Boarhead” located in Upper Black Eddy, Bucks County, Pennsylvania. That matter as explained in the following paragraphs has progressed, is ongoing, unresolved and material.

In November 1998 EPA, after naming the PRPs, issued a Record of Decision ("ROD") relative to estimated future cleanup costs. Those together with EPA's remedial costs already incurred totaled approximately $26,000,000. Responsibility for paying these incurred and potential costs (before considering cost allocation among responsible persons) depended upon evidence linking generators to the site.

At the outset of the “linking” aspect of EPA investigation, based upon the Company’s perception of linking evidence then available, it committed to participate in a first cleanup phase relative to groundwater, known as operable unit one (“OU 1”). A condition of the participation was that expenses so incurred would be subject to reallocation after all available linking and toxicity evidence was found and analyzed. Because the evidence linking the Company to the site and produced after it joined OU 1 was, in counsel’s view, weak, and because the Company’s waste product did not involve drummed waste, the Company declined to participate in drum removal, related soil cleanup and past EPA costs (“OU 2”).

Until recently, there were seven entities sharing costs in the OU 1 defense group ("the OU 1 Group") of which the Company was one. The Company’s contracted share was one third of a one-fifth share. (The Company and two others of the seven owned an alleged waste generator in Malvern Pennsylvania at different times and together are considered one member. They did business at pertinent times as “National Rolling Mills” or “NRM.”) In early 2006 one of the seven entitles (other than from the NRM group) withdrew support for the cleanup effort; accordingly the Company will be sharing one-third of a one-fourth share of the OU 1 costs. The Company has reserved $150,000 as its estimate to pay its share of OU 1 yearly operation and maintenance and EPA oversight costs. In counsel’s view the OU 1 expenses for these items will continue for at least three more years going forward from August 31, 2007.

Some members of the OU 1 Group participated in the OU 2 work and paid EPA past costs (the “OU 2 Group.”).  To recover OU 1 and OU 2 costs and amounts reimbursed to the EPA, all allegedly in excess of their ratable liability, members of the OU 2 Group, acting as a unit, on June 18, 2002 began a cost recovery suit in the District Court for the Eastern District of Pennsylvania under the caption Boarhead Farm Agreement Group v. Advanced Environmental Technology Corporation et al., No. 02-cv-3830 (since amended to include the individual members). The group advances three categories of claims: the first is funding for soil aeration and treatment of VOC hot spots (OU 1) and the second, excavation and off-site disposal of buried drums (OU 2). The estimated, combined cost for these is approximately $6,200,000 (exclusive of ongoing operation and maintenance costs of unknown durations and amounts). The third is reimbursement of the past costs to EPA.  They were negotiated down from $13,000,000 to $7,000,000. Additional EPA costs claimed to be recoverable are $500,000. To these sums are added future costs in an indefinite amount to cover ongoing operation and maintenance in groundwater purification to meet EPA standards. As above, counsel had determined that the Company’s share of the ongoing costs would be $150,000 covering a three year period, and in the past reserved that amount. Counsel could not estimate with reasonable accuracy the Company’s overall liability.

Unlike the OU 1 contract claims in which the Company has a one-twelfth share (subject to equitable reallocation) in the current litigation the Company is one of some six non-settling defendants. A first round of discovery produced some linkage evidence respecting virtually all of the defendants. A second round has been completed about volumes of the wastes produced by each PRP. A third round, recently completed was of various experts testifying to the relative harm each PRP’s waste caused, or that in one expert’s view, that it was impossible to allocate such harm. Based upon all the developed information and recent settlement negotiations between plaintiffs and the Company and between plaintiffs and others similarly situate, counsel for the Company now estimates the Company’s exposure in the litigation, including its ratable share of future costs is between $750,000 and $1,500,000 with $1,000,000 being counsel’s best estimate of additional liability. The current net asset value of the Company’s stock was computed taking counsel’s best estimate into account.

The Company has a separate claim against the corporate successor to the NRM business, Worthington Industries. There is credible precedence in regard to this indemnity claim. During or following the principal litigation, it will pursue this claim vigorously.

Capital Stock

As of August 31, 2007, the Company's president and chairman of the board, John H. McCoy owned beneficially and of record approximately 78.1% of the Company's outstanding shares and controlled the Company. As of the same date, five shareholders owned beneficially approximately 98.5% of the Company’s outstanding shares. In addition to Mr. McCoy, these included directors George Connell (9.6%) and Joseph Somers (2.5%); and non-affiliated shareholders, Samuel R. Gilbert, Jr. (5.5%), and Morris F. Williams (2.8%). A redemption of a significant number of shares by one or more of these shareholders could require the Company to distribute or liquidate portfolio securities to obtain all or a portion of the redemption proceeds.  The distribution of portfolio securities or liquidation of such securities under these circumstances could be disadvantageous to the Company's remaining shareholders and could so reduce the Company's total assets that continued operation, as an investment company would not be economically feasible. The recovery or booking of environmental claims against the Company after a significant redemption would likewise be disadvantageous to the remaining shareholders. If the major shareholders redeemed and an environmental claim was recovered against the Company at or about the same time, the reduction in net worth for the remaining shareholders could be significant and seriously threaten the ability of the Company to operate.

SHAREHOLDER INFORMATION

Pricing of Shares

The net asset value per share for purposes of both purchases and redemptions is determined by the Company’s accountant and Adviser as of the close of trading (normally at 4:00 p.m. New York City time) on each day on which the New York Stock Exchange is open for trading, other than a day during which no share was tendered for redemption and no order to purchase or sell a share was received.  It is computed by dividing the value of all portfolio securities and other assets, minus liabilities, by the number of shares outstanding on such date.   Portfolio securities for which market quotations are readily available (other than debt securities maturing in 60 days or less) are valued at market value.  With respect to the Company’s investment in other open-end management investment companies  registered under the Investment Company Act (not contemplated for the immediate future), the Company’s net asset value is calculated based upon the net asset values for those investment companies. The prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effect of using fair value pricing.  Securities for which market quotations are not readily available are valued at their fair value by the Adviser under the supervision and responsibility of the Company’s Board of Directors.  Absent unusual circumstances, portfolio securities maturing in 60 days or less are valued at amortized cost.

Purchase of Shares

Those wishing to make purchases of the Company's shares may send a check and completed application (see the form attached to this prospectus) directly to First National Trust Company, 551 Main Street, Johnstown, Pa., 15907.  Full and fractional shares will be purchased for the shareholder's account at the net asset value per share next computed after receipt of the order.  Initial investments must be for at least one share. There is no minimum investment for additional shares. The "stub" from the confirmation of the Company's transfer agent sent to the shareholder after each prior transaction should accompany such investment. The Company imposes no sales charge on purchases of its shares.

Redemption of Fund Shares

In General

The Company will redeem its shares at their net asset value next computed after the receipt of a written redemption request.

The redemption request shall be submitted according to the following procedures: if certificates have been issued for the shares to be redeemed, the certificates must be either endorsed or accompanied by a stock power, signed exactly as the shares are registered.  If certificates have not been issued, a signed stock power must accompany the request or the request itself must be in similar form.  In either case, unless the redemption proceeds are less than $1,000, the signature(s) on the certificate(s), stock power(s) or request(s) must be guaranteed by a member firm of a national securities exchange or a commercial bank. (Note: the required signature guarantee is not a "notarization" as commonly understood, and accordingly is not accomplished by using the services of a notary public.) Additional documents may be required for shares redeemed by corporate, partnership or fiduciary accounts.

Payment will be made as soon as possible after receipt of a redemption request, and in the absence of unusual circumstances, no later than seven days after receipt of the request. Unusual circumstances which could delay payment are those determined by the Securities and Exchange Commission, or during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), during which trading on the New York Stock Exchange is restricted, or for such other periods as the Securities and Exchange Commission may permit. The proceeds paid upon redemption may be more or less than the shareholder’s cost, depending on the value of the Company’s portfolio securities at the time of redemption. Except as provided in the next paragraph, redemption proceeds shall be paid in cash.

At the instance of a redeeming shareholder having shares of a value of $10,000 or more, the Company shall redeem his shares by distributing readily marketable securities owned by the Company valued on the above valuation date in the same manner as they would be for determining the Company’s net asset value. 1 The redeeming shareholder seeking marketable securities may apply to redeem all but not less than all of his shares held on the date of the redemption request. On the date of the redemption, the shareholder will receive marketable securities and, possibly, cash (for rounding) with a fair market value on the valuation date equal to the net asset value of the shares being redeemed.

___________________________________
1 For shares purchased within six months of the date of redemption where the redemption proceeds are the Company’s securities, the Company shall distribute securities with a tax basis to the Company as close as possible to the purchase price the redeeming shareholder paid for his shares.

Frequent Purchases and Redemptions

The Company’s Board of Directors has not adopted policies and procedures regarding frequent purchases and redemptions of shares. They are presently deemed unneeded.  More than 90% of the Company’s shares are owned by a limited number of long-term investors. No one of the group has ever purchased and sold or sold and purchased shares within any one-year period. During the fiscal year, one major shareholder purchased the shares of a redeeming shareholder. Of the remaining investors, purchases have been limited to dividend reinvestments. The Company has traditionally reserved the right to reject any purchase, and in the event of market abuse of any kind would reject the purchase request and close the account of any person attempting to engage in frequent purchases and redemptions.

Redemption requests should be tendered to First National Trust Company 551 Main Street, Johnstown, Pa., 15907.  For purchase and redemption information call 814-536-2110.

Dividends

The Company normally distributes its investment company income quarterly and its capital gain net income at least annually.

In calculating interest income, premiums on securities are amortized but discounts (except for original issue discounts) are not accreted. Dividend accruals are normally made as of the ex-dividend dates of companies in which the Company owns shares.  In determining amounts of capital gain to be distributed, any capital loss carryforwards from prior years will be offset against current capital gains.

All distributions of net investment income and any capital gains paid by the Company will be paid by checks mailed to the shareholders, or by written request by a shareholder, will be reinvested in additional shares of the Company without sales charge at the net asset value per share as determined at the close of business on the payment date. Confirmation statements reflecting additional shares purchased through reinvestment of distributions will be mailed to all shareholders who do not receive their distributions in cash.

For other shares being  redeemed for Company securities, the Company shall distribute securities with a basis  determined by multiplying the Company’s basis for all of its securities by a fraction the numerator of which is the total number of  shares being redeemed and the denominator of which is the total number of shares outstanding on the date of redemption

Taxes

The Company qualified for the fiscal year ended August 31, 2007 and intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code.

In general Subchapter M permits proportionate, pass-through tax treatment to the company’s shareholders of income an investment company earns, with the result that the shareholders are responsible for the tax as opposed to the distributing company. With its authority to invest in a wide range of securities, distributions from our Company could include a variety of income taxable at different rates. The major items to be expected in the immediate future are preferred dividend income the Company receives from corporations, long or short term capital gain income when the Company sells parts of its portfolio at a net profit, and tax free income from its portfolio of municipal bonds and notes.

Generally, under Section 1 (h) of the Internal Revenue Code, qualified dividend income the Company receives before 2009 from shares of domestic corporations may be re-distributed to shareholders at qualified dividend rates with a maximum tax rate of 15%. To be eligible for this favorable rate for dividends, the shareholder must have held his Company shares for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date and the Company also must have held the shares from which it received the dividend income for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date. Different timing rules apply for receipt and pass-through of qualified dividends.

Taxes on distributions of capital gains are determined by how long the Company owned the portfolio shares it sold resulting in a net profit. Holdings of more than a year are generally long term. The time the shareholder held his shares is not relevant to determining the long term or short term nature of the dividend. Long term capital gains are taxed to the individual shareholder of the Company at the maximum rate of 15% prior to 2009; short term gains are taxed at ordinary income rates.

The tax on non-municipal interest passed through to a shareholder is at ordinary income rates.

All non-exempt distributions are taxable to the shareholders even if they are paid from income or gains earned by the Company before the shareholder’s investment and were accordingly included in the purchase price.

For so long as the Company invests one-half or more of its portfolio income in state and municipal bonds, it will pay "exempt-interest" dividends to its shareholders as items of interest excludable from their gross income.  For the immediate future the Company intends to maintain a greater than 50% investment in such bonds; however the board of directors or the investment adviser may at any time make investments in other securities of more than 50% of the portfolio, resulting in income from municipals being taxed to the shareholders at ordinary income rates.

Exempt-interest dividends may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.  For Pennsylvania residents, an exclusion from Pennsylvania State personal taxable income is allowed for dividends or distributions received from the Company to the extent they were earned by the Company from interest on Pennsylvania State and Local Government obligations.

If a shareholder receives an exempt-interest dividend with respect to any share of the Company held for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of the exempt-interest dividend.  If a shareholder redeems any shares between dividend record dates, the amount of any undistributed dividend income will be included in the net asset value per share and will increase the capital gain (or decrease the capital loss) realized by the shareholder upon redemption. Capital gains realized upon redemption are not exempt from federal income taxes.

Although exempt interest dividends are excludable from shareholders’ gross income, such dividends are taken into account in determining whether a portion of social security benefits will be subjected to income tax under Section 86 of the Internal Revenue Code.

Interest on indebtedness incurred or continued to purchase or carry tax-exempt securities (which may in whole or in part include shares issued by the Company) will not be deductible by the borrower.  Under procedures established by the Internal Revenue Service, a purpose to use borrowed funds to purchase or carry tax-exempt securities may be shown by either direct or circumstantial evidence.  To the extent interest expense is incurred to purchase taxable investments, deductions therefore are generally limited to the amount of the net taxable investment income.

The foregoing is only a brief summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal, state and local income tax treatment of the Company or its shareholders.  This discussion is not intended as a substitute for careful tax planning.  Accordingly, investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

In general, dividend record dates are set by the directors to occur on approximately the 23rd day of February, May, August and November.  Shareholders will be advised annually within 60 days of the end of the Company's taxable year as to the federal income tax consequences of distributions made during such year, and will be similarly advised after the end of each calendar year.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years.   Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Beard Miller Company LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which are available upon request.

FINANCIAL HIGHLIGHTS

	2007	2006	2005	2004	2003

Per Share Data (for a share outstanding throughout the indicated year)

Net asset value, beginning of year	$3.938	$3.900	$3.931	$3.834	$3.842

Net investment income (loss)	(.131)	.110	.070	.119	.146

Net realized and unrealized gain (loss) on investments	(.088)	.059	.097	.096	.006

Total from Investment Operations	(.219)	.169	.167	.215	.152

Less distributions:
Dividends from capital gains	(.025)	(.021)	(.130)	(.009)	-
Dividends from net tax-exempt income	(.064)	(.086)	(.061)	(.103)	(.146)
Dividends from net taxable income	(.079)	(.024)	(.007)	(.006)	-
Distribution in excess of net investment Income		-	-	-	(.014)

Total Distributions	(.168)	(.131)	(.198)	(.118)	(.160)

Net Asset Value, End of Year	$3.551	$3.938	$3.900	$3.931	$3.834

Total Return (Loss)	(5.79%)	4.40%	3.76%	5.59%	3.96%

Ratios/Supplemental Data

Net assets, end of year (in thousands)	$12,815	$14,209	$15,397	$15,579	$15,198

Ratio of expenses to average net assets	8.62%	1.05%	1.23%	.67%	1.07%

Ratio of net investment income (loss) to average net assets	(3.43%)	2.77%	1.75%	3.04%	3.78%

Portfolio turnover rate	18.00%	88.85%	56.38%	47.45%	37.90%

APPLICATION FORM:  NRM  INVESTMENT COMPANY

Mail to:  First National Trust Company, 551 Main Street, Johnstown, Pa., 15907

_______________________________________________________________
REGISTRATION: Individual ) Tenants in Common ) Trustees )
                              Joint Tenants ) Custodian ) Other )
_______________________________________________________________
(Name)                                                Social Security No./(Tax Identification No.)

_______________________________________________________________
(Name)                                                Social Security No./(Tax Identification No.)

_______________________________________________________________

PERMANENT MAILING ADDRESS: ________________________________
Street Address                                                             City                 State       Zip

GIFTS TO MINORS _______________________________As Custodian for

_______________________________________________________________
Minor's First Name   Initial    Last Name     Age                                Minor S.S.No.

Under the _______________________Uniform Gifts to Minors Act.
                                  State

     Initial order, payment enclosed

               If this Application accompanies a check for the purchase of investment company shares, I enclose a check payable to First National Trust Company, and would like you to:

     Issue Certificate, ( ) or ( ) hold shares in account at Bank

     Check here if dividends and distribution are to be
     reinvested at net asset value without sales charge. ( )

           This application is made in accordance with the provisions of the current Prospectus of the Company, a copy of which I have received, and the applicable terms and conditions on the reverse side.  I am of legal age in the State of my residence.

__________________________________________________________________
Date                        Signature of owner                                       Signature of co-owner

Terms and Conditions

Purchases of Company Shares:

Initial Purchase:   Upon receipt of the application form from the subscriber, and accompanied by any necessary funds, First National Trust Company, acting as agent for the subscriber, will purchase as many shares (including fractional shares) of the Company as may be purchased at the net asset value next computed after receipt of the application form and payment to First National Trust Company, 551 Main Street, Johnstown, Pa., 15907.  Fractional shares shall be purchased to the nearest one-thousandth (1/1000) of a share.  Initial purchases must be for at least one share.

Subsequent Purchases:  Upon receipt of additional funds, First National Trust Company will purchase additional shares (including fractional shares) in the same manner as above.  Except for reinvested dividends, additional purchases must be for at least one share.

The Company reserves the right in its discretion to reject all or any portion of a purchase order and return the accompanying payment.

I hereby certify that the Tax Identification No. contained herein is true, correct and complete and that I am not subject to backup withholding under Section 3406 (a)(1)(C) of the Internal Revenue Code.

__________________________________________________________________
Date                   Signature of owner                                            Signature of co-owner

[PROSPECTUS OUTSIDE BACK COVER]

The Company’s Statement of Additional Information contains additional information about the Fund, which in large part expands the discussion contained in the prospectus and which may be of interest to some investors. Much of this additional information may also be found in the Fund’s annual and semi-annual reports to the shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports are available, without charge, upon request, by calling the Fund’s Custodian and Transfer Agent, First National Trust Company, 551 Main Street, Johnstown, Pa., 15907; personnel at First National Trust will be available to receive shareholder inquires and to furnish other pertinent information to interested people. Alternatively, for any of this information, you may call the Fund’s assistant secretary, Edward Fackenthal, collect at 610 279 3370 or contact him at his email site edwardfackental@cs.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Commissions’ Public Reference Room may be obtained by calling the Commission at 1 202 942 8090 and asking for the public reference file and referring to the Fund's Investment Company Act file number of 811 02995. The reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: Publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102

However you contact the Commission in regard to the Company, be sure to have the Company’s Investment Company file number at hand: 811 02995.

811 02995

NRM INVESTMENT COMPANY
STATEMENT OF ADDITIONAL INFORMATION
December 30, 2007

STATEMENT OF ADDITIONAL INFORMATION	i

FUND HISTORY	1

DESCRIPTION OF THE FUND ITS INVESTMENTS AND RISKS	1
Investment Objectives and Policies	1
Investment Policies and Restrictions	3
Disclosure of Portfolio Holdings	5

MANAGEMENT OF THE FUND	6

FISCAL YEAR DIRECTORS’ FEES	8

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	8

ADVISORY SERVICES	9

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS	10

THE COMPANY'S COMMON STOCK	11

PURCHASE, REDEMPTION, PRICING OF SHARES; UNDERWRITING	11

OTHER INFORMATION OF INTEREST TO INVESTORS	12
Other Services	12
Accounting	12
Compliance	12
Custodian and Transfer Agent	12
Auditors	12
Counsel	13

TAXATION OF THE FUND	13
State and Local	14

Report of Independent Auditor	Exhibit
Financial Statements	Exhibit

NRM INVESTMENT COMPANY

December 30, 2007

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Company having the same date as this Statement of Additional Information. A prospectus may be obtained without charge upon request, by calling the Fund’s Custodian and Transfer Agent, First National Trust Company, 551 Main Street, Johnstown, Pa., 15907; personnel at First National Trust will be available to receive shareholder inquires and to furnish other pertinent information to interested people. Alternatively, for any of this information, you may call the Fund’s assistant secretary, Edward Fackenthal, collect at 610 279 3370 or contact him at his email address edwardfackental@cs.com. Much of the information contained in this statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Company should be made without first reading the Prospectus of the Company.

(i)

FUND HISTORY

          The Company was incorporated on April 12, 1974, under the laws of the Commonwealth of Pennsylvania, as National Rolling Mills Co.  Through August 30, 1979, the Company was actively engaged in operations as a steel processing plant.  On August 31, 1979, the Company changed its name to NRM Investment Company and registered with the Securities and Exchange Commission as an open-end management investment company.

DESCRIPTION OF THE FUND ITS INVESTMENTS AND RISKS

Investment Objective and Policies

The Company is an open-end, diversified, management investment company.   As stated in the Prospectus, for the immediate future it intends to invest at least fifty percent of its assets in State and Municipal Bonds. However as a result of by-law amendments recommended by the Board of Directors and approved by the shareholders, the Company at any time may elect to exceed its investments in securities other than State and Municipal Bonds, or hold cash for future investments, expenses or redemptions.

State and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, and obtaining funds for general operating expenses, and loans to other public institutions and facilities.  In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities.  Such obligations are included within the term "Municipal Bonds" if the interest paid thereon is exempt from federal income tax.  Municipal Bonds also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States.  Bond counsel to the respective issuing authorities render opinions relating to the validity of Municipal Bonds and to the exemption of interest thereon from federal income taxes at the time of issuance.  Neither the Company nor the adviser will review the proceedings relating to the issuance of Municipal Bonds or the basis for such opinions.

The District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information.  The non-governmental user of facilities financed by private activity bonds is also considered to be an issuer.

The issuer's obligations under its Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions upon enforcement of such obligations.  There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially adversely affected. As explained in the prospectus, General Obligation bonds are those secured by the taxing authority of the issuer; the risks inherent in such investments are that interest rates may increase lessening the value of the bonds, or that the municipality by reason of insolvency, bankruptcy, or court imposed bar on collection would prohibit or postpone payment. Revenue bonds imply additional risk. Unlike general obligation bonds, these bonds are dependent entirely upon the income from the operation financed by the borrowing and not upon the municipality’s general taxing power. Should the project fail the Fund would lose its investment. Private Activity Bonds bear still greater risk. Here the borrower although an issuer of the debt is a private concern borrowing funds from a conventional lender through a program created by an authority; should the borrower's project fail, there is no recourse to the municipality and the Fund would lose its investment.

For the immediate future, the Fund will invest less than fifty percent of its assets in preferred stock of issuers with large market capitalizations of at least $5 billion, and of investment grade quality ranked "A" or better by major rating services.

Should the Company’s primary objective of emphasizing after tax income require, it will change the foregoing strategy by investing in securities and instruments including mutual funds other than municipal bonds and preferred shares. This would include a wide variety of investments described in the Prospectus focusing on income and total return with a secondary objective of preservation of capital. Accordingly, when in view of the Board and the Adviser (taking the secondary objective into account) it will achieve a suitable total return, the Company will invest in securities, including, without limitation, stocks of corporations of small, mid and large capitalizations across all sectors and from non-rated or below investment quality grade to highly rated; parallel investments in non-corporate entities;  bonds issued by foreign, federal, state or local governments; derivatives including futures, indexes, options, warrants, and swap contacts; securities of other investment companies, commodities of any kind; and convertible bonds and convertible preferred stock.

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Risks inherent in investing even in large capitalization issuers is the inability of the directors or their adviser to predict shifts in general or sector economic conditions which might have an adverse effect on the value of the shares or other instruments the Fund purchases. Also, particular issuers in which the Fund invests may suffer reversals regardless of outside economic conditions leading to depression in value of their stock or other instruments and a consequent downturn in net asset value of the Fund and its shares.

For reasons explained in the “PENDING LITIGATION” section of the Prospectus, the Company may be liable for environmental harm asserted in litigation in the District Court for the Eastern District of Pennsylvania which if proved could reduce the net asset value of shares to the extent any recovery exceeds the $1,150,000 amount reserved. The EPA has demanded information from the Company’s successor about another site which could lead to a claim, and there could be still other claims not now known to the Company or any of its personnel.

In addition to the investment limitations stated in the Prospectus, the Company is subject to the following limitations which may be changed only by a vote of a majority of the outstanding shares of the Company as required by Sections 8 and 13 of the Investment Company Act of 1940.

Investment Policies and Restrictions

The Company may not:

1.           Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Company's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Company's assets at the time of such borrowing.  (This borrowing provision is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

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2.           Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities); make short sales of securities; or maintain a short position;

3.           Make loans to other persons, except that the Company may purchase or hold Municipal Bonds or other debt instruments in accordance with its investment objective, policies, and restrictions;

4.           Underwrite any issue of securities, except to the extent that the purchase of Municipal Bonds directly from the issuer thereof in accordance with the Company's investment objective, policies, and restrictions may be deemed to be underwriting;

5.           Purchase or sell real estate (except that the Company may invest in Municipal Bonds secured by real estate or interests therein).

6.           Purchase any private activity bond where the payment of principal and interest are the responsibility of an issuer (including its predecessors and unconditional guarantors) which at the time of purchase had been in operation for less than three years;

7.           Issue any class of senior security or sell any senior security of which it is an issuer, except that the Company may borrow money as set forth in paragraph 1. above. As therein provided, such borrowing will not be for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient;

8.           Purchase the securities of any other investment company except as part of a merger, consolidation, or reorganization or purchase of assets approved by the Company's stockholders; provided, that the Company may purchase shares of any registered, open-end investment company if immediately after such purchase, the Company will not own more than 3% of the outstanding voting stock of any one investment company;

9.           Knowingly invest more than 10% of the value of the Company's assets in securities with legal or contractual restrictions on resale; and,

10.           Invest 25% or more of its total assets in any one issuer or in securities of nongovernmental issuers engaged in related trades or businesses.

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The foregoing percentage limitations will apply at the time of the investment or other transaction and, except as provided in the next sentence, shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such investment or transaction.  The Company will not permit its borrowing to exceed 10% of its assets at any time for more than three business days; should there be an excess of borrowing as a result of a decrease in the value of the portfolio, the Company shall repay such portion of the debt as is necessary to maintain the 10% ratio. Also, borrowing is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.

Disclosure of Portfolio Holdings

The individuals, entities and entity employees who have continuous and unrestricted access to records of the Company’s portfolio are its Board Members who act as a committee-of-the-whole in advising investments, the Company’s investment adviser who ultimately decides on investments on a discretionary basis,  the Company’s bank custodian which holds all of the portfolio and participates in pricing the holdings, the Company’s non-auditing accountant who keeps records of the purchases and sales and who also participates in pricing, and the Company’s broker/dealer (all of the foregoing being knows as “Access Persons.”).

As a condition to the Company’s ongoing appointment or employment of the Access Persons, they have pledged to the Company to treat the Company’s holdings as confidential and, accordingly, not to disclose the holdings, purchases and sales, planned purchases, and all related discussions and deliberations to others except as required by law (such as with publicly available filings with government agencies or in periodic reports). Access Persons may freely disclose portfolio information to all other Access Persons, and periodically the Company will make its portfolio known to the employees of the Company’s auditing firm.

The Company has adopted an Ethics Code that bars Access Persons from trading in securities the Company has traded in or has contemplated trading in for the duration of a fifteen day “blackout period” as defined in the Code and likewise bars trading in initial or limited public offerings except as the Code permits in exceptional circumstances. The Code has monitoring provisions wherein Access Persons are required to report their individual purchases and sales to a compliance officer who reports, independently, to the board. The Code also has sanction and disgorgement provisions applied to an Access Person who has violated Code provisions.

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No less frequently than annually, the compliance officer reports to the Board about the operation of the ethics code procedures and reports no less frequently than quarterly of any apparent past violations. The officer reports immediately about ongoing violations.

MANAGEMENT OF THE FUND

The Fund is managed by its Board of Directors with the authority and responsibilities enumerated in the Pennsylvania Business Corporation Law of 1988. The Board appoints the Company's officers. The directors and officers of the Company and their addresses and principal occupations during the past five years are as follows:

Name, Address and Age	Position with Registrant	During Past Five Years
John H. McCoy* 280 Abrahams Lane Villanova, PA 19035 85 Years Old	Director, Chairman, and President	**Former President of National Rolling Mills, Inc., a steel rolling plant. Prior thereto, he was President and Director of National Rolling Mills Co.
Joseph V. Somers 1518 Mt. Pleasant Rd. Villanova, PA 19085 86 Years Old	Director	** Former President of Somers Construction Company and Vice President of Industrial Lift Truck Co.
Joseph Fabrizio 423 Weldon Drive West Chester, Pa., 19380 49 Years Old	Director	C.P.A. for a period in excess of five years.
James Fisher Tedwyn Apartments 840 Montgomery Ave. #801 Bryn Mawr, PA 19010 86 Years Old	Director	**Former Officer of National Rolling Mills Inc.

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George W. Connell* #3 Radnor Corporate Ctr. Suite 450 100 Matsonford Road Radnor, PA 19087 71 Years Old	Director

Chairman, Chief Executive Officer, Director and sole shareholder of The Haverford Trust Company, a commercial bank and trust Company parent to HIM, the Company’s investment adviser; CEO and Director of Rittenhouse Trust Securities, a registered brokerage dealer, Member of the Investment Committee of Rittenhouse Financial Services, Inc. a John Nuveen Company

*  Interested Director – Mr. McCoy owns a majority of the shares of the Company and Mr. Connell is the Principal of the Company’s Investment Adviser.

**Retired for more than five years.

The Board performs all of the functions prescribed for Corporations by Section 1721 Pennsylvania Associations Code.  As it relates to purchases and sales of portfolio securities, the Board functions as a committee-of-the-whole to consult with the Adviser who has discretionary authority, and meets quarterly.

Investment of every Director in the Company, with the exception of Joseph Fabrizio exceeds $100,000.00.

As explained under “Disclosure of Portfolio Holdings,” the Company and its Investment Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act.  Except as provided therein, the codes bar personnel and others known as “access persons” from investing in securities during a “blackout period” that were or may be purchased or held by the Company.

To meet all applicable fiduciary rules, the Company’s adviser employs a service to vote the proxies of the voting securities held for the Company.

Since registering as an investment company under the Investment Company Act of 1940, the Company has not paid and does not expect to pay any remuneration to any of its officers.  The company pays each director a fee of $400 for each meeting of the Board of Directors attended and reimburses the directors for their related out-of-pocket expenses. For the past year the payments were as follows:

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NRM INVESTMENT COMPANY’S FISCAL YEAR DIRECTORS’ FEES

MEETING DATE	MCCOY	FISHER	CONNELL	SOMERS	FABRIZIO	TOTAL
09/28/2006	$400.00	$400.00	$400.00	-0-	$ -0-	$ 1,200.00
01/02/2007	400.00	400.00	400.00	400.00	400.00	2,000.00
03/21/2007	400.00	400.00	- 0 -	-0-	400.00	1,200.00
07/10/2007	400.00	400.00	400.00	400.00	400.00	2,000.00
F/Y Total	$1,600.00	$1,600.00	$1,200.00	$800.00	$1,200.00	$6,400.00

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of August 31, 2007, John H. McCoy owned beneficially and of record 2,817,679 of the Company's outstanding voting securities and controlled the Company.  His control is sufficient to appoint all members of the Board of Directors and carry out the business of the Company without the affirmative vote of any other shareholder or group of shareholders.  The Company's principal shareholders are as follows:

Name and Address	Percentage of Ownership
John H. McCoy 280 Abrahams Lane Villanova, PA 19035	78.1%
Samuel R. Gilbert, Jr. 289 Hollybrook Drive Advance, NC 27006	5.5%
Joseph V. Somers 1518 Mt. Pleasant Rd. Villanova, PA 19085	2.5%

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George Connell #3 Radnor Corporate Ctr. Suite 450 100 Matsonford Road Radnor, PA 19087	9.6%
Morris F. Williams 209 Azalea Lane West Grove, PA 19390	2.8%

The percent owned is based on the number of outstanding shares of common stock at October 15, 2007.   All such shares are owned of record and beneficially.  All officers and directors of the Company, as a group owned as of October 15, 2007, 91.4% of the Company's common voting stock.

ADVISORY SERVICES

Haverford Investment Management, Inc. (“HIM”) located at Three Radnor Corporate Center, Radnor, PA 19087-4514 has been retained by the Company to act as investment adviser, to make discretionary sales and purchases for the Company’s portfolio, under an advisory agreement dated December 15, 2005, effective January 1, 2006. Theretofore HIM acted as advisor, performing non-discretionary or purely consulting services for the Board of Directors, following the provisions of a contract dated November 30, 1992. That contract was with Rittenhouse Financial Services.  Rittenhouse eventually by assignment of September 3, 1997 transferred the advisory contract to Rittenhouse Trust Company which in turn changed its name to Haverford Trust Company.  Haverford Trust Company in turn, in January 2004 organized a wholly owned subsidiary named HIM.  The Company at its quarterly board meeting combined with its annual shareholder meeting resolved to contract with HIM for the calendar year 2005. At its combined shareholder and board meeting of December 15, 2005, the Company employed HIM to act on a fully discretionary basis. It continues on that basis to date.

The sole shareholder of the parent company is George Connell who indirectly controls the adviser.  His qualifications, affiliations, and business history are contained in the Prospectus. He is a Board member of the Company and accordingly an interested person.

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Under the Advisory Agreement, HIM assumes responsibility to the Company as provided in the Prospectus, to make purchases and sales of securities on a discretionary basis and to adhere to the provisions of the Investment Advisers' Act of 1940 and other pertinent securities laws. For the services provided, the Company has agreed to pay HIM, on a quarterly basis, a fee of .3% of the assets under management, valued quarterly. In determining net asset value, the Company accrues HIM's fees on a daily basis.

For the fiscal year ending August 31, 2005 the Company paid HTC $10,000; for the fiscal year ending August 31, 2006 the Company paid HIM $26,475.  For services allocable to the fiscal year ending August 31, 2007, the Company paid HIM $43,075. For the year ending August 31, 2008 it is the intention to pay HIM at the contracted rate of .3% of the assets under management.

During the past fiscal year the following broker/dealers acted as principals in selling investments to the Company.  They also furnished research, security and economic analysis to the adviser and to the Company’s Board, but not as a direct result of any trade or series of trades:

Kildare Capital
Lehman Brothers
PNC Capital Markets
J.P. McGowen
Bear Stearns

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Purchases and sales of portfolio debt securities will normally (but not exclusively) be transacted with the issuer or with a primary market maker acting as principal on a net basis with no brokerage commissions being paid by the Company.  Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices.  The Company will also purchase underwritten issues.  When purchasing equity issues the directors have authorized the Adviser to execute transactions that may result in the Company paying some commissions.  In years ending August 31, 2004, and 2005 and 2007 the Company paid no commissions on its purchase of equity investments or no loads on the purchases of mutual funds. In the year ending August 31, 2006 the Company paid commissions of $925.50.

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The policy of the Adviser will be to seek "best execution" when placing portfolio transactions for the Company.  "Best execution" means prompt and reliable execution at a price the Adviser has reason to believe represents the lowest cost, including any commission in the case of a purchase, or, in the case of a sale, the greatest proceeds reasonably available.  Subject to and in accordance with the provisions of section 28(e) of the Securities Exchange Act of 1934, the Advisory Agreement authorizes the Adviser to place orders for the purchase and sale of the Company's securities with brokers or dealers who provide the Adviser with access to supplemental research and security and economic analysis even though such brokers and dealers execute such transactions at a higher net cost to the Company than may result if other firms were used.  The Adviser in connection with its services to their advisory clients may also use these various services.  The extent and continuation of this policy is subject to the review of the Company's Board of Directors.  During the past fiscal year, the Adviser obtained (at no additional cost) such research and analysis from Morgan, Stanley;* however, all transactions were with Morgan Stanley at best execution as tested periodically by seeking other quotations.

The Company does not expect its annual portfolio turnover rate to exceed 100%, but the rate of turnover will not be a limiting factor (as in fiscal 1991) when the Company deems it desirable to sell or purchase securities.  The Company's portfolio turnover rates during the fiscal years ended August 31, 2007 and August 31, 2006 were 18% and 88.85% respectively.

THE COMPANY'S COMMON STOCK

The Company was incorporated on April 12, 1974 under the laws of the Commonwealth of Pennsylvania.  Each share in the Company has a par value of $.01 and has equal voting, dividend and liquidation rights.   Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The shares are not restricted in either trading or retaining, there are no material obligations associated with owning the Company's shares other than investment risk and litigation risks described in the Prospectus, and there are no preemptive, conversion or cumulative voting rights.  Accordingly, holders of more than 50% of the shares voting for the election of directors can elect all of the directors.

PURCHASE, REDEMPTION, PRICING OF SHARES; UNDERWRITING

The Company’s shares are offered to the public as described in the Prospectus.  There are no special purchase plans or methods; and there are no sales loads of any kind. Shares are offered to the public at net asset value determined as described in the prospectus. The Company has no underwriter.

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OTHER INFORMATION OF INTEREST TO INVESTORS

Other Services

Accounting

Raymond J. Keefe, a certified public accountant with principal offices at 288 Lancaster Ave. Malvern, Pa 19355, provides certain administrative services to the Company.  Mr. Keefe maintains the books and records of the Company, compiles its monthly and semi-annually financial statements, computes its net asset value and net income under the supervision of the adviser, prepares its federal and state income tax returns, and provides assistance in the preparation of its semi-annual and annual reports to the Securities and Exchange Commission.   Mr. Keefe bears all expenses in connection with the performance of his services.  For the services provided and expenses assumed, the Company pays Mr. Keefe on a quarterly basis an annual fee of $6,800 plus additional hourly compensation for additional or unanticipated work.

Compliance

In addition to his services as the non-auditing accountant, the Company’s Board employed Mr. Keefe as its Compliance Officer.  For services rendered in this regard the Board will compensate him at the rate of $100.00 per hour for time spent.
Custodian and Transfer Agent

First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 ("First National") serves as the Company’s Custodian and Transfer Agent.   As Custodian, First National holds the Company’s assets subject to the instructions of the Company’s officers.

Auditors

Beard Miller Company LLP independent registered independent accounting firm, with offices at 2609 Keiser Boulevard, P.O. Box 311, Reading, Pennsylvania 19603-0311 serves as the Company's auditors.  The financial statements of NRM Investment Company appearing in the 2003, 2004, 2005, 2006 and 2007 annual reports to shareholders for the years ended August 31, for each of those years have been audited by Beard Miller Company LLP, independent auditors, as set forth in their report thereon included therein, and are incorporated by reference into this Statement of Additional Information.

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Counsel

Edward Fackenthal, The Law Office of Edward Fackenthal, Suite 209, One Montgomery Plaza, Norristown, PA 19401, counsel to the Company, passed upon the legality of the shares offered hereby.

TAXATION OF THE FUND

As stated in the prospectus, the Company is qualified under Subchapter M of the Internal Revenue Code; Subchapter M provisions normally permit a deduction for the Company from its taxable income for distributions made to the Company's shareholders from its earnings.  A failure to qualify under Subchapter M would result in a tax on the Company based upon its earned income, and an additional tax on the shareholders based upon their distributions.

In general, a tax is imposed upon the Company based upon its investment company taxable income and its net capital gains, which in each case are not distributed to its shareholders. In general, the Company's investment company taxable income will be its taxable income (determined for the most part in the same manner as an ordinary corporation), adjusted by excluding net long term capital gains over short term capital losses and further adjusted by excluding any net operating losses and by including the dividends paid deduction.  The Company's capital gains subject to tax are computed separately and are based upon the excess of its long-term capital gains over its net short term capital losses. Unlike ordinary corporations, the Company will not recognize a gain when distributing property to its shareholders in redemption of its stock. The Company intends to distribute “exempt-interest” dividends as described in the Company's Prospectus and distribute at least 98% of its ordinary income for each calendar year, 98% of its capital gain net income, if any, computed on the basis of an October 31st fiscal year, and 100% of undistributed adjusted taxable income amounts from the previous year.   Accordingly, it is unlikely that the Company will pay any income tax.  However, should the Company retain any earnings, it will be taxed on its undistributed investment company taxable income and capital gains and may be subject to an excise tax.  To the extent income is distributed (whether in cash or additional shares) it will be exempt, or taxable to the shareholders as ordinary, or capital gain income, in proportion to the Company's receipt of such income. (Note the holding periods specified in the Prospectus).  Since the Company has earnings and profits generated in years before it was an investment company, distributions to shareholders over and above the Company's income for a period will be taxable to the shareholders to the extent of the prior earnings and profits and will not be treated immediately as a return of capital. Distributions of pre-2009, non-exempt income from current earnings and profits will be taxed to shareholders by the Internal Revenue Service at a rate no greater than 15% for dividend or long term capital gain income.

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The Company is a personal holding company as defined by Sec. 542 of the Code.  Retained income will be taxed at the highest corporate tax rate.  The Company requested and on August 5, 1986 received a private ruling from the Internal Revenue Service relating to investments in taxable securities.  The ruling interpreted the Tax Reform Act of 1984 in such a way as to confirm the Company's ability to make investments in securities generating taxable income without having to first make an accumulated earnings and profits distribution.

If and to the extent declared by the Board of Directors, net realized long-term capital gains will be distributed annually. See “Dividends." The Company will have no tax liability with respect to net realized long-term capital gains which are distributed although the distributions will be taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year regardless of a shareholder's holding period of shares of the Company. Any short term capital gain distributions are taxable to shareholders as ordinary income. The Company may derive gains in part from municipal obligations purchased below principal or face values; all or a portion of these gains may be taxable as ordinary income rather than capital gains. All capital gain distributions will be designated as a capital gain dividend in a written notice mailed by the Company to the shareholders not later than sixty days after the close of the Company’s taxable year.

State and Local.  Depending upon the extent of the Company's activities in states and localities in which it maintains offices, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Company may be subject to the tax laws of such states or localities.

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The foregoing discussion, as well as that contained in the Company's Prospectus, is only a summary of some of the important tax considerations generally affecting the Company and its shareholders.  No attempt is made to present a detailed explanation of the federal income tax treatment of the Company or its shareholders and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

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PART C
OTHER INFORMATION

(1) Item 22

(a)

(i)	Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(1)

(ii)	Amendment to Articles of Incorporation incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(2)

(iii)	Amendment to Articles of Incorporation incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(3)

(b)

(i)	By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(1)

(ii)	Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(2)

(iii)	Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(3)

(iv)	Amendment to By-Laws of December 15, 2005 incorporated by reference to the N1a filing of August 31, 2006 being Amendment 32, attached as 22(b)(iv).

(c)	None

(d)	Investment Advisory Agreement dated December 15, 2005 incorporated by reference to the N1a filing of August 31, 2006, being Amendment 32, attached as 22(d)(1)

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(e)	Not applicable

(f)	Not applicable

(g)

(i)	Custodian Agreement, dated March 9, 2000 is incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(g)(1)

(h)

(i)	Administration Agreement is incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(h)(1)

(i)	Opinion of Counsel, pursuant to Registrant's Rule 24f-2 Notice attached as 23(i).

(j)

(i)	Consent of Edward Fackenthal attached as 23 (j)(i)

(ii)	Consent of Beard Miller Company LLP. attached as 23(j)(ii).

(k)	None

(l)	None

(m)	None

(n)	None

(o)	Ethics Code - is incorporated by reference to the N1a filing of January 16, 2001, being Amendment 26, as Exhibit O

Item 23.	Not applicable

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Item 24.
Under the Company’s bylaws the Company with certain exceptions indemnifies its directors and officers against expenses incurred defending claims relative to Company business and the Company has the power to purchase and maintain liability insurance on behalf of the same individuals.

Item 25.
The business of HIM., Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087 is summarized under "Advisory Agreement" in the Prospectus constituting Part I of this Registration Statement, which summary is incorporated herein by reference.

Item 26.	Not applicable

Item 27.
Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 288 Lancaster Ave. Malvern, Pa., 19355 except records relating to the custody of the Company's assets and the shareholder records which are maintained by First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 and Registrant’s articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company's principal executive offices, Conestoga Road, Rosemont, Pennsylvania, 19010.

Item 28.	Not applicable

Item 29.	Not applicable

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NRM INVESTMENT COMPANY

Power of Attorney

     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 29, 2007.

                                  /s/ Joseph Fabrizio
                                        ________________________________________
                                    Joseph Fabrizio

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NRM INVESTMENT COMPANY

Power of Attorney

     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 1, 2007.

                                     /s/ Joseph V. Somers
                                        ________________________________________
                                    Joseph V. Somers

2

NRM INVESTMENT COMPANY

Power of Attorney

     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 1, 2007.

                                  /s/ George W. Connell
                                     ________________________________________
                                    George W. Connell

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NRM INVESTMENT COMPANY

Power of Attorney

     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 1, 2007.

                                                 /s/ James Fisher
                                        ________________________________________
                                    James Fisher

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SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rosemont, Pennsylvania on October 30, 2005.

                                                                                               NRM INVESTMENT COMPANY

                                                                                               By: /s/  John H. McCoy
                                       John H. McCoy
                                                         President

          Pursuant to the requirement of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following person in the capacities and on the dates indicated:

     Signature                                                     Title                                                                                   Date

/s/  John H. McCoy                                                                President (Chief Executive Officer)                               10/30/07
     John H. McCoy

          The Post-Effective Amendment No. 33 has also been signed by John H. McCoy, Attorney-In-Fact, on behalf of the following directors on the Date indicated:

JOSEPH V. SOMERS
JOSEPH FABRIZIO
GEORGE W. CONNELL                                                                                                         Date 10/30/07
JAMES FISHER

5

NRM Investment Company

Financial Report

August 31, 2007

August 31, 2007

 Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
NRM Investment Company

We have audited the accompanying statement of assets and liabilities of NRM Investment Company (the Fund), including the schedule of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NRM Investment Company as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

             As discussed in Note 4 to the financial statements, the Fund has been identified as a potentially responsible party by the Environmental Protection Agency in remedial activities relating to an environmental matter. The Fund has recorded a liability of $1,150,000 as of August 31, 2007 as its best estimate of its remaining exposure in this matter. Due to the uncertainties in settling the environmental matter, it is at least reasonably possible that the Fund’s estimate of remaining exposure will change in the near term.

Beard Miller Company LLP
Reading, Pennsylvania
October 26, 2007

1

NRM Investment Company

Statement of Assets and Liabilities
August 31, 2007

2007
Assets

Investments at fair value (cost $13,916,355)	$13,836,254
Interest and dividends receivable	148,721
Prepaid expenses	4,469

Total Assets	13,989,444

Liabilities

Accrued expenses and other liabilities	1,174,426

Net Assets, Applicable to 3,608,416 Outstanding Shares, Equivalent to $3.55 a Share	$12,815,018

See notes to financial statements.

2

NRM Investment Company

Schedule of Investments
August 31, 2007

	Principal Amount or Shares	Fair Value
Municipal Bonds - 56.0%

General Obligation Bonds - 8.0%

Bucks County, Pennsylvania, 5.00%, due 6/15/11, callable 6/15/09 at 100	100,000	$102,315
Pittsburgh, Pennsylvania, 5.00%, due 9/1/12, callable 3/1/12 at 100 (AMBAC)	250,000	262,813
Pennsylvania State, First Series, 5.00%, due 7/1/13	300,000	318,468
Berks County, Pennsylvania, 5.00%, due 11/15/14, callable 11/15/08 at 100 (AMBAC)	100,000	101,371
Philadelphia, Pennsylvania School District, 5.625%, due 8/1/15, callable 8/1/12 at 100 (FGIC)	300,000	325,821

Total General Obligation Bonds		1,110,788

Housing Finance Agency Bonds - .9%

Odessa, Texas Housing Finance Corporation, Home Mortgage Revenue Refunding, 8.45%, due 11/1/11, callable 11/1/05 at 103	16,518	16,637
California Housing Finance Agency, Home Mortgage, 10.25%, due 2/1/14, callable 2/1/99 at 100	40,000	40,935
Minnesota State Housing Finance Agency, Single-Family Mortgage, 5.95%, due 1/1/17, callable 1/1/07 at 101.50	60,000	60,586

Total Housing Finance Agency Bonds		118,158

Other Revenue Bonds - 47.1%

Parkland, Pennsylvania School District, 5.375%, due 9/1/15 (FGIC)	170,000	186,703
Grand Rapids, Michigan Downtown Development Authority, 6.60%, due 6/1/08, callable 6/1/06 at 100	365,000	365,785
Faulkey Gully Municipal Utility District, Texas, 4.50%, due 3/1/09 (FSA)	70,000	70,292
Montgomery County, Pennsylvania Industrial Development Authority, 5.00%, due 11/1/10	500,000	519,015
Allegheny County, Pennsylvania Industrial Development Authority, 5.00%, due 11/1/11 (MBIA)	100,000	104,757
Pennsylvania State Higher Educational Facilities Authority, 5.25%, due 1/1/12, callable 7/1/08 at 100 (MBIA)	175,000	177,097
Philadelphia, Pennsylvania Gas Works, 18th Series, 5.00%, due 8/1/11 (CIFG)	300,000	313,164
Montgomery County Pennsylvania Higher Educational Authority, 5.00%, due 4/1/12 (Radian)	225,000	230,810

See notes to financial statements.

3

NRM Investment Company

Schedule of Investments (Continued)
August 31, 2007

	Principal Amount or Shares	Fair Value
Municipal Bonds - 56.0% (Continued)

Other Revenue Bonds - 47.1% (Continued)

Pennsylvania State Higher Educational Facilities Authority, 5.375%, due 7/1/12, callable 7/1/09 at 100 (AMBAC)	100,000	$103,027
Pennsylvania Infrastructure Investment Authority, 5.00%, due 9/1/12	500,000	528,430
Pennsylvania State Higher Educational Facilities Authority, 5.50%, prerefunded 1/01/13	350,000	377,881
Jackson, Mississippi Redevelopment Authority, Jackson Street Area Project, 5.70%, due 4/1/13, callable 10/1/05 at 100 (MBIA)	100,000	100,127
Harrisburg, Pennsylvania Recovery Facilities, 5.00%, due 9/1/13, callable 9/1/08 at 101 (FSA)	100,000	102,293
Harrisburg, Pennsylvania Recovery Facilities, 5.00%, mandatory put 12/1/13	425,000	450,887
Philadelphia, Pennsylvania Wastewater, 5.25%, due 11/1/14, callable 11/1/12 at 100 (FGIC)	250,000	266,695
Philadelphia, Pennsylvania Wastewater, 5.00%, due 7/1/14	250,000	267,093
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/14, callable 12/1/08 at 101 (AMBAC)	230,000	236,596
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/15, callable 12/1/08 at 101 (AMBAC)	200,000	205,737
Allegheny County, Pennsylvania Higher Educational Building Authority, 5.50%, due 3/15/16, callable 6/15/12 at 100 (AMBAC)	150,000	166,173
Pennsylvania State Higher Educational Facilities Authority, 5.00%, due 6/15/16, callable 6/15/12 at 100 (AMBAC)	100,000	104,260
Philadelphia, Pennsylvania Gas Works, Fourth Series, 5.25%, due 8/1/16, callable 8/1/13	250,000	269,280
Philadelphia, Pennsylvania Industrial Development Lease Revenue, 5.40%, due 2/15/17, callable 2/15/07 at 102 (MBIA)	100,000	101,722
Chester County, Pennsylvania Health and Educational Authority (Devereux), 5.00%, due 11/1/18	405,000	418,608
Michigan Municipal Bond Authority, LOC Government Loans, 6.125%, due 12/1/18, callable 12/1/04 at 102, callable 12/1/06 at 100 (FGIC)	100,000	100,000
Tobacco Settlement Financial Corporation, New Jersey, 5.00%, due 6/1/19 , callable 6/1/17	200,000	199,032
Volusia County Florida Educational Facilities Authority, 5%, due 10/15/25, callable 10/15/15	310,000	296,112

See notes to financial statements.

4

NRM Investment Company

Schedule of Investments (Continued)
August 31, 2007

	Principal Amount or Shares	Fair Value
Municipal Bonds - 56.0% (Continued)

Other Revenue Bonds - 47.1% (Continued)

North Carolina Medical Care Community Mortgage Revenue (Chatham Hospital), 5.25%, due 8/1/26, callable 2/1/17 at 100 (MBIA)	250,000	$261,581

Total Other Revenue Bonds		6,523,157

Total Municipal Bonds (Cost $7,810,569)		7,752,103

Preferred Stock – 43.4%
ABN Amro Capital Trust VI, 6.25%	20,000	483,000
Aegon NV , 6.50%	15,000	366,000
Aegon NV, 6.875%	10,000	248,200
Barclays Bank, PLC ADR	20,000	493,400
Deutsche Bank Contingent Cap Tr, 6.55%	15,000	360,150
Federal Home Loan Mortgage Corporation, 6.42%	5,000	271,250
Goldman Sachs Group, Inc. 1/1000 B	15,000	365,850
HSBC USA, Inc., 1/40 Series H	20,000	526,200
ING Group NV, 7.05%	10,000	247,700
ING Group NV, Perpetual Debt Security	16,000	371,520
Lehman Brothers Holdings, Inc. C Dep. 1/10	10,000	455,000
Metlife, Inc., 6.50%	17,500	441,175
Prudential PLC, 6.50%	12,500	309,375
Royal Bank of Scotland Group PLC ADR Series R	10,000	232,500
Royal Bank of Scotland Group PLC ADR Series Q	20,000	500,400
Santander Financial SA, 6.41%	14,000	334,040

Total Preferred Stocks (Cost $6,027,395)		6,005,760

Short-Term Investments - at Cost Approximating Fair Value - 0.6%
Federated Pennsylvania Municipal Cash Trust #8 – (Cost $78,391)	78,391	78,391

Total Investments - 100% (Cost $13,916,355)		$13,836,254

See notes to financial statements.

5

NRM Investment Company

Statement of Operations
Year Ended August 31, 2007

2007

Investment Income
Interest	$326,914
Dividends	388,774
715,688

Expenses
Investment advisory fees	43,075
Custodian fees	20,325
Transfer and dividend disbursing agent fees	1,925
Legal and professional fees	88,706
Directors’ fees	6,400
Insurance	1,200
Capital stock tax	3,131
Provision for environmental claims and related costs	1,021,372
Miscellaneous	3,434

Total Expenses	1,189,568

Net Investment Income (Loss)	(473,880)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions	22,720
Net unrealized depreciation of investments	(336,446)

Net Realized and Unrealized Gain (Loss) on Investments	(313,726)

Net Decrease in Net Assets Resulting from Operations	$(787,606)

See notes to financial statements.

6

NRM Investment Company

Statements of Changes in Net Assets
Years Ended August 31, 2007 and 2006

	2007	2006

Increase in Net Assets from Operations

Net investment (loss) income	$(473,880)	$399,194
Net realized gain from investment transactions	22,720	141,159
Net unrealized (depreciation) appreciation of investments	(336,446)	72,712

Net (Decrease) Increase in Net Assets Resulting from Operations	(787,606)	613,065

Distributions to Shareholders	(606,212)	(477,046)

Capital Share Transactions	64	(1,324,319)

Total Decrease in Net Assets	(1,393,754)	(1,188,300)

Net Assets - Beginning of Year	14,208,772	15,397,072

Net Assets - End of Year	$12,815,018	$14,208,772

See notes to financial statements.

7

NRM Investment Company

Financial Highlights
Years Ended August 31, 2007, 2006, 2005, 2004, and 2003

	2007	2006	2005	2004	2003
Per Share Data (for a share outstanding throughout the indicated year)
Net asset value, beginning of year	$3.938	$3.900	$3.931	$3.834	$3.842
Net investment income (loss)	(.131)	.110	.070	.119	.146
Net realized and unrealized gain (loss) on investments	(.088)	.059	.097	.096	.006
Total from Investment Operations	(.219)	.169	.167	.215	.152
Less distributions:
Dividends from capital gains	(.025)	(.021)	(.130)	(.009)	-
Dividends from net tax-exempt income	(.064)	(.086)	(.061)	(.103)	(.146)
Dividends from net taxable income	(.079)	(.024)	(.007)	(.006)	-
Distribution in excess of net investment Income		-	-	-	(.014)
Total Distributions	(.168)	(.131)	(.198)	(.118)	(.160)
Net Asset Value, End of Year	$3.551	$3.938	$3.900	$3.931	$3.834
Total Return (Loss)	(5.79%)	4.40%	3.76%	5.59%	3.96%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$12,815	$14,209	$15,397	$15,579	$15,198
Ratio of expenses to average net assets	8.62%	1.05%	1.23%	.67%	1.07%
Ratio of net investment income (loss) to average net assets	(3.43%)	2.77%	1.75%	3.04%	3.78%
Portfolio turnover rate	18.00%	88.85%	56.38%	47.45%	37.90%

8

NRM Investment Company

Notes to Financial Statements
August 31, 2007

Note 1 - Nature of Business and Significant Accounting Policies

Nature of Business

NRM Investment Company (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The investment objective of the Fund is to maximize and distribute income and gains on a current basis.  Its secondary objective is preservation of capital.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Valuation of Investments

Investments in securities (other than debt securities maturing in 60 days or less) traded in the over-the-counter market, and listed securities for which no sale was reported on the last business day of the year, are valued based on prices furnished by a pricing service.  This service determines the valuations using a matrix pricing system based on common bond features such as coupon rate, quality and expected maturity dates.  Securities for which market quotations are not readily available are valued by the investment advisor under the supervision and responsibility of the Fund’s Board of Directors.  Investments in securities that are traded on a national securities exchange are valued at the closing prices.  Short-term investments are valued at amortized cost, which approximates fair value.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses from investment transactions are reported on the basis of identified cost for both financial and federal income tax purposes.  Interest income is recorded on the accrual basis for both financial and income tax reporting. Dividend income is recognized on the ex-dividend date.  In computing investment income, the Fund amortizes premiums over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date.  Discounts are accreted over the life of the security.

Transactions with Shareholders

Fund shares are sold and redeemed at the net asset value.  Transactions of these shares are recorded on the trade date.  Dividends and distributions are recorded by the Fund on the ex-dividend date.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for federal income taxes.

9

NRM Investment Company

Note 1 - Nature of Business and Significant Accounting Policies (Continued)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 2 - Investment Advisor and Management Fees and Other Transactions with Affiliates

The Fund has an investment advisory agreement which provides that the Fund pays to the investment advisor, as compensation for services provided and expenses assumed, a fee at the annual rate of .30% of the Fund’s net asset value.  The chief executive officer of the investment advisor is on the Board of Directors of the Fund.  Furthermore, the Fund’s president and chairman of the Board owns 78.1% of the Fund’s outstanding shares as of August 31, 2007.

Note 3 - Cost, Purchases and Sales of Investment Securities

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $2,553,509 and $2,530,685, respectively, during the year ended August 31, 2007.

At August 31, 2007, the cost of investment securities owned is the same for financial reporting and federal income tax purposes.  Net unrealized depreciation of investment securities is $80,101 (aggregate gross unrealized appreciation of $71,595, less aggregate unrealized depreciation of $151,696).

Note 4 - Environmental Liability

The Fund has been identified as a potentially responsible party (“PRP”) by the Environmental Protection Agency (“EPA”) in remedial activities related to an environmental matter.

The claim is divided into two parts: the first relates to groundwater contamination (OU-1), and the second (OU-2) relates to drummed waste, soil cleanup, and past costs incurred by the EPA.

The Fund has joined a group (OU-1 Group) of defendants to share the costs of the OU-1 matter and has declined to join a group (OU-2 Group) to share the costs of the OU-2 matter as the Fund believed its linkage to this portion of the claim to be weak.

10

NRM Investment Company

Note 4 - Environmental Liability (Continued)

The Fund has accrued $150,000 at August 31, 2007 as its estimate of the remaining commitment to the OU-1 Group.  The Fund’s share of the costs is subject to reallocation after all available evidence is analyzed.

The OU-2 Group has begun a cost recovery suit against the Fund and others for the OU-1 and OU-2 work as well as past EPA costs.  The total amounts asserted to date for the OU-1 and OU-2 matters are $3,700,000 and $2,500,000 respectively; in addition OU-2 includes past EPA costs of $7,500,000.  There will be ongoing OU-1 operation and maintenance expenses for cleaning ground water for the indefinite future and for indefinite amounts.  Of the amounts the Fund has already paid or will pay because of its OU-1 contract commitment, it will seek contribution or reimbursement from the other defendants.

In April 2007, Counsel for the Fund advised that, with minor exceptions, lengthy discovery proceedings have been concluded, the developed facts have been analyzed, and that the Fund has begun settlement negotiations. After considering the facts and plaintiffs’ contentions, Counsel believes that a payment by the Fund either by settlement or by recovery following further litigation is probable and that, in addition to the OU-1 costs the Fund has already incurred, there will be additional exposure estimated to be between $750,000 and $1,500,000 and that $1,000,000 is the present best estimate of the Fund’s liability. This amount has been charged to the Fund in April 2007. There has been no changes to this estimate as of August 31, 2007.

In addition, the EPA has made an inquiry about another site which may lead to a future claim and whose materiality is unknown. No amounts have been accrued for any claim associated with this inquiry.

Note 5 - Transactions in Capital Stock and Components of Net Assets

Transactions in fund shares were as follows:

	Years Ended August 31,
	2007		2006
	Shares	Amount	Shares	Amount

Shares issued	191,368	$690,808	-	$-
Shares issued in reinvestment of dividends	24	94	11	45
Shares redeemed	(191,368)	(690,838)	(340,065)	(1,324,364)

Net Increase (Decrease)	24	$64	(340,054)	$(1,324,319)

11

NRM Investment Company

Note 5 – Transactions in Capital Stock and Components of Net Assets (Continued)

The components of net assets at August 31, 2007 and 2006 are as follows:

	2007	2006

Capital shares, par value $.01 per share, 3,608,416 shares and 3,608,392 shares issued and outstanding at August 31, 2007 and 2006 (10,000,000 full and fractional shares authorized); and capital paid-in	$13,999,571	$13,999,508
Unrealized (depreciation) appreciation of investments	(80,101)	256,345
Undistributed net investment income	8,976	66,347
Overdistributed net investment income*	(1,113,428)	(113,428)

Net Assets	$12,815,018	$14,208,772

*
For federal income tax purposes, there is no undistributed net investment income.  The book/tax difference arises from amounts reserved for environmental litigation described in Note 4 and not deducted for federal income tax purposes.

Note 6 - Distributions to Shareholders

The tax character of distributions paid during 2007 and 2006 was as follows:

	2007	2006

Distributions paid from:
Tax-exempt interest dividends	$231,348	$316,754
Taxable qualified dividends	285,798	67,700
Taxable ordinary dividends	-	17,779
Long-term capital gains	89,066	74,813

	$606,212	$477,046

Note 7 – New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishing a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosure about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participation assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.

12

NRM Investment Company

Note 7 – New Accounting Pronouncements (Continued)

      Management is evaluating the application of the Statement to the Fund, and is not in a position at this time to evaluate the significance of its impact, if any, on the Fund’s financial statements.

13

Part C

EXHIBIT INDEX
Exhibit/Item

Item 22
(a)

(i)	Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(1)

(ii)	Amendment to Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(2)

(iii)	Amendment to Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(3)

(b)

(i)	By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(1)

(ii)	Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(2)

(iii)	Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(3)

(iv)	Amendment to By-Laws of December 15, 2005 incorporated by reference to the N1a filing of August 31, 2006 being Amendment 32, attached as 22(b)(iv).

(c)	None

(d)	Investment Advisory Agreement dated December 15, 2005 incorporated by reference as Exhibit 23(d)(1) to the N1a filing of August 31, 2006.

(e)	Not applicable

1

(f)	Not applicable

(g)	Custodian Agreement, dated March 9, 2000 is are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(g)(1)

(h)	Administration Agreement is incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(h)(i)

(i)	Opinion of Counsel, pursuant to Registrant's Rule 24f-2 Notice, attached as 23(i)

(j)

(i)	Consent of Edward Fackenthal attached as 23(j)(i)

(ii)	Consent of Beard Miller Company LLP attached as 23(j)(ii).

(k)	None

(l)	None

(m)	None

(n)	None

(o)	Ethics code incorporated by reference to the N1a filing of August 31, 2002, being Amendment 28, as Exhibit 23 (o).

(2)	Item 23. None

(3)	Item 24. The indemnity provisions are set forth in section 5 of Ex. 23 (b) 1.

(4)
Item 25. The business of HIM, Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087 is summarized under "Advisory Agreement" in the Prospectus constituting Part I of this Registration Statement, which summary is incorporated herein by reference.

(5)	Item 26. Not applicable

2

(6)
Item 27. Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 288 Lancaster Ave., Malvern, Pa. 19355, except records relating to the custody of the Company's assets and the shareholder records, which are maintained by First National Trust Company, 551 Main Street, Johnstown, Pa., 15907. Registrant's articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company’s principal executive offices, Conestoga Road, Rosemont, Pennsylvania, 19010.

(7)	Item 28. Not applicable

(8)	Item 29. Not applicable

3